INVESCO FLOATING RATE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 27,737
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $ 16,826
           Class R                            $    247
           Class Y                            $ 38,226
           Class R5                           $     99
           Class R6                           $ 25,504

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.3118
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $ 0.2728
           Class R                            $ 0.2934
           Class Y                            $ 0.3301
           Class R5                           $ 0.3306
           Class R6                           $ 0.3374

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              83,440
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                              59,587
           Class R                                 838
           Class Y                             129,425
           Class R5                                374
           Class R6                             81,785

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $   7.56
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $   7.53
           Class R                            $   7.57
           Class Y                            $   7.55
           Class R5                           $   7.57
           Class R6                           $   7.55

INVESCO LOW VOLATILITY EQUITY YIELD FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         7

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 4,240
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $    36
           Class C                                $   469
           Class R                                $     6
           Class Y                                $   278
           Investor Class                         $ 1,235
           Class R5                               $   388
           Class R6                               $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $0.2536
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $0.1739
           Class C                                $0.1735
           Class R                                $0.2268
           Class Y                                $0.2807
           Investor Class                         $0.2544
           Class R5                               $0.3008
           Class R6                               $0.0762

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 15,712
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                    121
           Class C                                  2,344
           Class R                                     35
           Class Y                                  1,161
           Investor Class                           4,245
           Class R5                                 1,268
           Class R6                                     1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $ 10.86
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                $ 10.70
           Class C                                $ 10.68
           Class R                                $ 10.81
           Class Y                                $ 10.91
           Investor Class                         $ 10.90
           Class R5                               $ 10.93
           Class R6                               $ 10.93

INVESCO GLOBAL REAL ESTATE INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $13,165
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    21
           Class C                            $ 2,755
           Class Y                            $17,525
           Class R5                           $   462
           Class R6                           $ 6,617

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3580
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.2900
           Class C                            $0.2900
           Class Y                            $0.3794
           Class R5                           $0.3866
           Class R6                           $0.3951

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             26,602
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 52
           Class C                              7,701
           Class Y                             49,557
           Class R5                               824
           Class R6                            16,521

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  9.18
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  9.16
           Class C                            $  9.16
           Class Y                            $  9.15
           Class R5                           $  9.18
           Class R6                           $  9.17

INVESCO CORE PLUS BOND FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 20,764
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $     99
           Class C                            $  2,470
           Class R                            $    232
           Class Y                            $ 22,113
           Class R5                           $    109
           Class R6                           $ 35,494

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.3132
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.2310
           Class C                            $ 0.2315
           Class R                            $ 0.2858
           Class Y                            $ 0.3402
           Class R5                           $ 0.3435
           Class R6                           $ 0.3478

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              73,034
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 279
           Class C                              11,849
           Class R                                 944
           Class Y                             115,886
           Class R5                                436
           Class R6                            101,470

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  11.03
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  11.03
           Class C                            $  11.02
           Class R                            $  11.02
           Class Y                            $  11.03
           Class R5                           $  11.03
           Class R6                           $  11.02

INVESCO GROWTH AND INCOME FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 65,515
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    463
           Class C                            $  2,489
           Class R                            $  1,636
           Class Y                            $ 34,865
           Class R5                           $ 15,468
           Class R6                           $ 15,099

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.4257
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.4218
           Class C                            $ 0.2257
           Class R                            $ 0.3585
           Class Y                            $ 0.4930
           Class R5                           $ 0.5153
           Class R6                           $ 0.5398

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             144,911
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 651
           Class C                               9,349
           Class R                               4,366
           Class Y                              41,985
           Class R5                             29,112
           Class R6                             59,634

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  27.42
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  27.17
           Class C                            $  27.09
           Class R                            $  27.43
           Class Y                            $  27.44
           Class R5                           $  27.47
           Class R6                           $  27.48

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $21,000
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    17
           Class C                            $ 4,661
           Class R                            $   983
           Class Y                            $30,729
           Class R6                           $ 9,489

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.5365
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.1869
           Class C                            $0.2370
           Class R                            $0.4253
           Class Y                            $0.6535
           Class R6                           $0.7108

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             37,233
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 53
           Class C                             20,840
           Class R                              2,356
           Class Y                             58,159
           Class R6                            14,151

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 56.49
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 55.96
           Class C                            $ 54.05
           Class R                            $ 56.15
           Class Y                            $ 57.06
           Class R6                           $ 57.15

INVESCO CALIFORNIA TAX-FREE INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         14

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $12,411
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $   348
           Class C                            $ 1,689
           Class Y                            $ 1,610
           Class R6                           $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.4462
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.4504
           Class C                            $0.3916
           Class Y                            $0.4774
           Class R6                           $0.2041

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            $27,965
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                            $   519
           Class C                            $ 4,299
           Class Y                            $ 3,722
           Class R6                           $     1

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 12.12
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 12.23
           Class C                            $ 12.19
           Class Y                            $ 12.16
           Class R6                           $ 12.17

INVESCO EQUITY AND INCOME FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $169,499
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $  1,360
           Class C                            $ 15,380
           Class R                            $  3,101
           Class Y                            $ 21,448
           Class R5                           $  9,191
           Class R6                           $  7,406

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.1771
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.0946
           Class C                            $ 0.0983
           Class R                            $ 0.1511
           Class Y                            $ 0.2040
           Class R5                           $ 0.2109
           Class R6                           $ 0.2211

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             919,184
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               8,751
           Class C                             144,952
           Class R                              19,444
           Class Y                             109,659
           Class R5                             41,727
           Class R6                             76,934

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  10.96
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $  10.70
           Class C                            $  10.76
           Class R                            $  11.01
           Class Y                            $  10.96
           Class R5                           $  10.96
           Class R6                           $  10.96

INVESCO S&P 500 INDEX FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 7,928
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    18
           Class C                            $ 1,530
           Class Y                            $ 1,533

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3089
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.1524
           Class C                            $0.1549
           Class Y                            $0.3642

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             24,581
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 57
           Class C                             10,563
           Class Y                              5,251
           Class R6                                11

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 26.93
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 26.25
           Class C                            $ 25.95
           Class Y                            $ 27.26
           Class R6                           $ 27.28

INVESCO AMERICAN FRANCHISE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                           460,943
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                             2,988
          Class C                                            19,718
          Class R                                             1,732
          Class Y                                            12,815
          Class R5                                            3,279
          Class R6                                            6,305

74V.  1   Net asset value per share (to nearest cent)
          Class A                                          $  20.25
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                          $  19.70
          Class C                                          $  18.81
          Class R                                          $  19.91
          Class Y                                          $  20.62
          Class R5                                         $  20.66
          Class R6                                         $  20.75

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         25

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 3,713
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    21
           Class C                            $   278
           Class Y                            $   205
           Class R6                           $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.5380
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.5391
           Class C                            $0.4152
           Class Y                            $0.5797
           Class R6                           $0.2393

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              6,813
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                 25
           Class C                                626
           Class Y                                418
           Class R6                                 1

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 16.49
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 16.52
           Class C                            $ 16.50
           Class Y                            $ 16.50
           Class R6                           $ 16.50

INVESCO SMALL CAP DISCOVERY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         26

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            33,832
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               250
          Class C                                             4,731
          Class Y                                             8,815
          Class R5                                            2,095
          Class R6                                            6,861

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 10.38
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $  9.06
          Class C                                           $  8.18
          Class Y                                           $ 10.93
          Class R5                                          $ 11.04
          Class R6                                          $ 11.07

INVESCO STRATEGIC REAL RETURN FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         27

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $   426
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $    27
           Class R                            $     4
           Class Y                            $   336
           Class R5                           $     0
           Class R6                           $     4

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3412
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $0.2678
           Class R                            $0.3165
           Class Y                            $0.3655
           Class R5                           $0.3655
           Class R6                           $0.3655

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              1,576
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                158
           Class R                                 15
           Class Y                              1,049
           Class R5                                 1
           Class R6                                28

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $  9.74
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $  9.74
           Class R                            $  9.74
           Class Y                            $  9.75
           Class R5                           $  9.75
           Class R6                           $  9.75

INVESCO SHORT DURATION HIGH YIELD                              SUB-ITEM 77Q3
MUNICIPAL FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2017
FILE NUMBER :       811-09913
SERIES NO.:         28

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 1,754
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                            $   676
           Class Y                            $   625
           Class R5                           $     1
           Class R6                           $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3396
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                            $0.2616
           Class Y                            $0.3659
           Class R5                           $0.3659
           Class R6                           $0.1539

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              7,011
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                              3,361
           Class Y                              3,291
           Class R5                                 3
           Class R6                                 1

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 10.47
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $ 10.45
           Class Y                            $ 10.48
           Class R5                           $ 10.48
           Class R6                           $ 10.48